UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

Processa Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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601 21st Street, Suite 300

Vero Beach, FL, 32960

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 2, 2025

NOTICE HEREBY IS GIVEN that a Special Meeting of Stockholders of Processa Pharmaceuticals, Inc. will be held at 601 21st Street, Suite 300, Vero Beach, FL, 32960, on September 2, 2025, beginning at 1:00 pm, Eastern Time for the following purposes:

1.

To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 1,000,000,000 shares (the “Charter Proposal”);

2.	To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, or the Certificate of Incorporation, to effect a reverse stock split of the Company’s outstanding common stock, $0.0001 par value per share, at a ratio of not less than 1-for-2 and not more than 1-for-50, such ratio to be determined in the sole discretion of the Company’s Board of Directors, without a corresponding reduction in the Company’s authorized shares, and to be effective upon a date determined by the Board of Directors no later than December 31, 2026 (the “Reverse Stock Split Proposal”);

3.	To approve an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the Plan (the “OIP Proposal”), subject to the prior approval of the Charter Proposal; and

4.

To approve adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes in favor of the Charter Proposal, the Reverse Stock Split Proposal and/or the OIP Proposal or to establish a quorum (the “Adjournment Proposal”).

The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Special Meeting. If any other matters should be properly presented at the Special Meeting or any adjournments or postponements of the Special Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

The Board of Directors unanimously recommends a vote “For” the Charter Proposal, the Reverse Stock Split Proposal, the OIP Proposal and the Adjournment Proposal.

Information relating to the above Proposals is set forth in the attached Proxy Statement. Only stockholders of record at the close of business on August 7, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof.

We hope you will be able to attend the meeting, but in any event, we would appreciate your submitting your proxy as promptly as possible. You may vote by Internet as instructed in the Notice of Internet Availability of Proxy Materials and in the accompanying proxy. If you received a copy of the proxy card by mail, you may also submit your vote by mail. We encourage you to vote by Internet. These methods are convenient and save the Company significant postage and processing charges. If you attend the meeting, you may revoke your proxy and vote in person.

By order of the Board of Directors

/s/ George Ng
Chief Executive Officer

Vero Beach, Florida

August 13, 2025

601 21st Street, Suite 300

Vero Beach, FL, 32960

PROXY STATEMENT

Special Meeting of Stockholders

to be held on September 2, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Processa Pharmaceuticals, Inc., a Delaware corporation (“Processa,” the “Company,” “we,” “our” or “us”), for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at 601 21st Street, Suite 300, Vero Beach, FL, 32960 on September 2, 2025, beginning at 1:00 p.m., Eastern Time, and at any postponements or adjournments thereof. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about August 13, 2025.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON SEPTEMBER 2, 2025

We are taking advantage of Securities and Exchange Commission (“SEC”) rules that allow us to deliver proxy materials to our stockholders via the Internet. Under these rules, we are sending our stockholders a notice regarding the Internet availability of proxy materials instead of a full printed set of proxy materials. Our stockholders will not receive printed copies of the proxy materials unless specifically requested. On or about August 13, 2025, we will mail to our stockholders who have not previously requested to receive materials by mail or e-mail a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access this proxy statement and our annual report online and how you may submit your proxy by Internet. If you received this notice by mail, you will not automatically receive a printed copy of our proxy materials unless you follow the instructions therein for requesting these materials. For directions to the Special Meeting, please contact our Chief Administrative Officer, Wendy Guy at wguy@processapharmaceuticals.com.

Purpose of the Special Meeting

The Board of Directors is soliciting your proxy for use at our Special Meeting because you owned shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at the close of business on August 7, 2025 (the “Record Date”), and, therefore, are entitled to vote at the Special Meeting on the following proposals:

1.	To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 1,000,000,000 shares (the “Charter Proposal”);

2.	To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, or the Certificate of Incorporation, to effect a reverse stock split of the Company’s outstanding common stock, $0.0001 par value per share, at a ratio of not less than 1-for-2 and not more than 1-for-50, such ratio to be determined in the sole discretion of the Company’s Board of Directors, without a corresponding reduction in the Company’s authorized shares, and to be effective upon a date determined by the Board of Directors no later than December 31, 2026 (the “Reverse Stock Split Proposal”);

3.	To approve an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the Plan (the “OIP Proposal”), subject to the prior approval of the Charter Proposal; and

4.

To approve adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes in favor of the Charter Proposal, the Reverse Stock Split Proposal and/or the OPI Proposal or to establish a quorum (the “Adjournment Proposal”).

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Questions and Answers about this Proxy Material and the Special Meeting

Why did I receive these materials?

Our Board of Directors is soliciting proxies for the Special Meeting. You are receiving a proxy statement because you owned shares of our common stock on August 7, 2025, our Record Date, and that entitles you to vote at the Special Meeting. By use of a proxy, you can vote whether or not you attend the Special Meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision. The Special Meeting will be held at our corporate headquarters, located at 601 21st Street, Suite 300, Vero Beach, FL, 32960.

What information is contained in this proxy statement?

This proxy statement includes information related to the proposals to be voted on at the Special Meeting and the voting process.

What am I voting on?

You are being asked to vote on the following matters:

1.	To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 1,000,000,000 shares (the “Charter Proposal”);

2.	To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, or the Certificate of Incorporation, to effect a reverse stock split of the Company’s outstanding common stock, $0.0001 par value per share, at a ratio of not less than 1-for-2 and not more than 1-for-50, such ratio to be determined in the sole discretion of the Company’s Board of Directors, without a corresponding reduction in the Company’s authorized shares, and to be effective upon a date determined by the Board of Directors no later than December 31, 2026 (the “Reverse Stock Split Proposal”);

3.	To approve an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the Plan (the “OIP Proposal), subject to the prior approval of the Charter Proposal; and

4.

To approve adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes in favor of the Charter Proposal, the Reverse Stock Split Proposal and/or the OIP Proposal or to establish a quorum (the “Adjournment Proposal”).

Who is entitled to vote at the meeting?

Only holders of our common stock as of the close of business on the Record Date will receive notice of, and be eligible to vote at, the Special Meeting and at any adjournment or postponement thereof. At the close of business on the Record Date, we had outstanding and entitled to vote 50,349,149 shares of common stock.

How many votes do I have?

Each outstanding share of our common stock you owned as of the record date will be entitled to one vote for each matter considered at the meeting. There is no cumulative voting.

Who can attend the meeting?

Only persons with evidence of stock ownership as of the Record Date or who are invited guests of the Company, as determined by the Chairman of the Board or the executive officers of the Company, may attend and be admitted to the Special Meeting of the stockholders. Stockholders with evidence of stock ownership as of the record date may be accompanied by one guest. Photo identification may be required (a valid driver’s license, state identification or passport). If a stockholder’s shares are registered in the name of a broker, trust, bank or other nominee, the stockholder must bring a proxy or a letter from that broker, trust, bank or other nominee or their most recent brokerage account statement that confirms that the stockholder was a beneficial owner of shares of common stock of the Company as of the Record Date. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

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What constitutes a quorum?

The presence at the meeting, physically or by proxy, of the holders of representing one-third (1/3) of the voting power of all the outstanding shares of our common stock entitled to vote at the Special Meeting must be present before any action can be taken by the stockholders at the Special Meeting. Proxies received but marked as abstentions or broker non-votes, if any, will be included in the calculation of the number of votes considered to be present at the meeting for a quorum.

How do I vote my shares?

You may either vote “For”, “Against” or “Abstain” from voting on the Charter Proposal, the Reverse Stock Split Proposal, the OIP Proposal and the Adjournment Proposal.

If you are a stockholder on the Record Date (that is, you own your shares in your own name with our transfer agent and not through a broker, bank or other nominee that holds shares for your account in a “street name” capacity), you can vote at the meeting or by proxy. If you hold your shares beneficially in “street name” through a broker or nominee, you may be able to authorize your proxy by Internet as well as by mail, but you will need to obtain and follow instructions from your broker or nominee to vote these shares.

We urge you to vote by proxy even if you plan to attend the Special Meeting so that we will know as soon as possible that enough votes will be present for us to hold the Special Meeting. If you attend the Special Meeting, you may vote at the Special Meeting and your proxy will not be counted. Our Board of Directors has designated George Ng and Wendy Guy, and each or any of them or their designees, as proxies to vote the shares of common stock solicited on its behalf. You can vote by proxy by any of the following methods.

Voting by Internet. If you are a stockholder on the Record Date, you may vote by proxy by Internet. Proxies submitted through the internet must be received by 11:59 p.m. EDT on September 1, 2025. Please see the Notice of Internet Availability of Proxy Materials or Proxy Card for instructions on how to vote by Internet.

Voting by Proxy Card. Each stockholder electing to receive stockholder materials by mail may vote by proxy using the accompanying Proxy Card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the Proxy Card.

Can I change my vote?

Yes. If you are a stockholder on the Record Date you may revoke or change your vote at any time before the proxy is exercised by filing a notice of revocation with the Secretary of the Company or mailing a proxy bearing a later date, submitting your proxy again over the internet or by attending the Special Meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, trust, bank or other nominee or, if you have obtained a legal proxy from your broker, trust, bank or other nominee giving you the right to vote your shares, by attending the Special Meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What happens if I do not vote?

If you are a stockholder on the Record Date and do not vote by completing your proxy card, through the internet or at the meeting, your shares will not be voted. If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, brokers and nominees can use their discretion to vote “uninstructed” shares for routine matters. Accordingly, your broker or nominee may vote your shares for the Charter Proposal, the Reverse Stock Split Proposal, and Adjournment Proposal even in the absence of your instruction.

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What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted “For” the Charter Proposal, the Reverse Stock Split Proposal, the OIP Proposal and Adjournment Proposal. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by applicable stock exchange rules to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.” We believe the Charter Proposal, the Reverse Stock Split Proposal, and Adjournment Proposal are considered routine.

How is the Company soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies through further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our stock and to obtain proxies.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal	Voting Options	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
Charter Proposal - to approve an amendment to the Certificate of Incorporation to increase the authorized shares of common stock	For, Against, or Abstain	The majority of votes cast on the proposal at the Special Meeting	No effect	None.

Reverse Stock Split Proposal - to approve an amendment to the Certificate of Incorporation to effect a reverse stock split of our issued common stock, at the discretion of the Board	For, Against, or Abstain	The majority of votes cast on the proposal at the Special Meeting	No effect	None.

OIP Proposal – to approve an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan to increase the number of shares available for issuance under the Plan	For, Against, or Abstain	The majority of votes cast on the proposal at the Special Meeting, subject to the prior approval of the Charter Proposal	No effect	None.

Adjournment Proposal - to approve adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes in favor of the Charter Proposal, the Reverse Stock Split Proposal and/or the OIP Proposal

	For, Against, or Abstain	The majority of votes cast on the proposal at the Special Meeting	No effect	None.

Adjournment Proposal - to approve adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to establish a quorum	For, Against, or Abstain	The majority of votes cast on the proposal at the Special Meeting	No effect	None.

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Other than the items in the proxy statement, what other items of business will be addressed at the Special Meeting?

The Board and management do not intend to present any matters at this time at the Special Meeting other than those outlined in the notice of the Special Meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals designated as proxies discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement, proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

If I previously signed up to receive stockholder materials by mail and wish to access these materials via the internet or electronic delivery in the future, what should I do?

If you have previously signed up to receive stockholder materials, including proxy statements, by mail, you may choose to receive these materials by accessing the internet or via electronic delivery in the future. You can help us achieve a substantial reduction in our printing and mailing costs by choosing to receive stockholder materials by means other than the mail. If you choose instead to receive your proxy materials via electronic delivery, you will receive an email containing the proxy materials.

If your shares are registered in your own name (instead of through a broker or other nominee), sign up to receive proxy materials in the future by accessing the internet or via electronic delivery by visiting the following website: www.investorelections.com/pcsa.

Your election to receive your proxy materials by accessing the internet or by electronic delivery will remain in effect for all future stockholder meetings unless you revoke it before the meeting by following the instructions on the Notice of Internet Availability of Proxy Materials or by calling or sending a written request addressed to:

Processa Pharmaceuticals, Inc.

601 21st Street, Suite 300

Vero Beach, FL, 32960

(443) 776-3133

Attention: Wendy Guy

If you hold your shares in an account at a brokerage firm or bank participating in a “street name” program, you can sign up for electronic delivery of proxy materials in the future by contacting your broker.

Where can I find the voting results of the special meeting?

We will announce the preliminary voting results at the special meeting and release the final results in a Form 8-K within four business days following the special meeting.

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PROPOSAL NO. 1

APPROVAL OF AMENDMENT TO OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

On August 7, 2025, our Board of Directors unanimously approved, subject to stockholder approval, an amendment to our Fourth Amended and Restated Certificate of Incorporation (our “Charter”) to increase our authorized shares of common stock from 100,000,000 to 1,000,000,000 and to make a corresponding change to the number of authorized shares of capital stock. The form of the proposed Certificate of Amendment effecting the amendment is attached to this Proxy Statement as Appendix A.

We currently have a total of 101,000,000 shares of capital stock authorized under our Charter, consisting of 100,000,000 shares of common stock and 1,000,000 shares of preferred stock. Our Board is asking our stockholders to approve an amendment that will increase the number of authorized shares of common stock from 100,000,000 to 1,000,000,000 and increase the number of authorized shares of all classes of stock from 101,000,000 to 1,001,000,000. The number of shares of authorized preferred stock would remain unchanged.

No other changes to our Charter are being proposed, including with respect to the number of authorized shares of preferred stock. The amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the proposed amendment will be identical to the shares of common stock currently authorized and outstanding under our Charter, none of which have preemptive or similar rights to acquire the newly authorized shares.

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to increase the number of authorized shares of common stock, and we will not independently provide stockholders with any such rights.

Reasons for the Amendment

The Board has determined it is in our best interest to increase the number of authorized shares of our common stock from 100,000,000 shares to 1,000,000,000 shares in order to provide us with the flexibility to pursue future private or public offerings of our common stock without the need to obtain additional stockholder approval to increase our authorized shares of common stock. There are currently no pending transactions or agreements that would require an increase in our authorized shares of common stock. However, the Board is evaluating whether the Company should adopt a cryptocurrency treasury strategy. If such a strategy is adopted, the Board believes there will be an increased interest in the Company from investors and opportunities for the Company to sell additional shares of common stock. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital in a timely fashion or at all and may lose important business opportunities, which could adversely affect our financial performance and growth.

As of August 7, 2025, 50,354,149 shares of our common stock, $0.0001 par value were issued and 50,349,149 shares were outstanding, leaving 49,645,851 shares of common stock available for issuance. As of August 7, 2025, we have reserved 43,212,134 shares of our common stock for issuance upon the exercise of outstanding options and warrants, and upon the issuance of shares underlying previously awarded restricted stock units; along with 1,110 reserved for future issuance under our existing stock option and equity incentive compensation plans.

Other than issuances pursuant to equity incentive plans and our ATM Program, as of the date of this Proxy Statement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of common stock that would be authorized pursuant to this proposal, and there are no negotiations pending with respect to the issuance thereof for any purpose. The Board of Directors does not intend to issue any common stock except on terms which the Board of Directors deems to be in the best interests of the Company and its then existing stockholders.

We currently have no shares of preferred stock issued or outstanding.

In determining the size of the proposed authorized share increase, our Board of Directors considered a number of factors, such as our historical issuances of shares and our potential future needs, including the possible adoption by the Company of a cryptocurrency treasury strategy, the potential need for additional shares in connection with one or more future equity transactions, acquisitions or other strategic transactions and future issuances under equity compensation plans. If the stockholders do not approve this proposal, then we may not have the necessary shares available or would be required to seek stockholder approval in connection with any such transaction, which may delay or otherwise have a material adverse effect on such transaction or the Company.

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Effects of the Amendment

The proposed amendment to our Charter would increase the total number of authorized shares of our common stock to 1,000,000,000 shares.

The rights and preferences of the shares of common stock prior and subsequent to the increase in the Company’s authorized capital will remain the same. It is not anticipated that the Company’s financial condition, management’s percentage ownership, the number of stockholders, or any aspect of the Company’s business will materially change as a result of the proposed amendment. The increase in authorized shares will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power.

While the increase in authorized shares will not have an immediate effect on the rights of existing stockholders, it may have a dilutive effect on the Company’s existing stockholders if additional shares are issued. The perception that there might be additional or future dilution to our existing stockholders may put pressure on our stock price.

While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares which could make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price. Although the issuance of additional shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort to which the Company is aware to accumulate common stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should the Board of Directors determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

Since our inception, we have financed our operations primarily through the sale of equity securities and debt financings. Until we can generate sufficient product revenues, if ever, we expect to finance our cash needs in whole or in part through equity offerings. If the authorization of an increase in the available common stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to meet our objectives.

If this proposal is not approved by our stockholders, future financing alternatives may be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled scientific, commercial and managerial employees, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

As of the date of this Proxy Statement, our Board of Directors has no immediate plans, arrangements, or understandings to issue the additional shares of common stock. However, it desires to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well as to have sufficient shares available to provide appropriate equity incentives for our employees. The shares will be available for issuance by our Board of Directors for proper corporate purposes including, but not limited to, acquisitions, financings and equity compensation plans. Our management believes the increase in authorized share capital is in our best interests and that of our stockholders and recommends that the stockholders approve the increase in authorized share capital.

Recommendation

Our Board of Directors recommends a vote “FOR” approval of the Charter Proposal.

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PROPOSAL NO. 2

APPROVE AND ADOPT AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK, AT THE DISCRETION OF THE BOARD

We are seeking stockholder approval to grant the Board discretionary authority to amend our Fourth Amended and Restated Certificate of Incorporation (such amendment as shown in Appendix B) to effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.0001 per share, such split to combine a number of outstanding shares of common stock at a ratio of not less than two (2) shares and not more than fifty (50) shares, into one share of common stock at any time prior to December 31, 2026.

The amendment will not change the number of authorized shares of common stock, the terms of our common stock or the relative voting power of our stockholders. Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our common stock will materially increase and will be available for reissuance by the Company. The Reverse Stock Split, if effected, would affect all of our holders of common stock uniformly.

The Board unanimously approved and recommended seeking stockholder approval of this Proposal on August 7, 2025.

Even if the stockholders approve the Reverse Stock Split Proposal, we reserve the right not to effect the Reverse Stock Split if the Board does not deem it to be in the best interests of our stockholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our stockholders. If this Reverse Stock Split Proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to effect the Reverse Stock Split. If the Reverse Stock Split is not implemented by the Board before December 31, 2026, the Reverse Stock Split Proposal will be deemed abandoned, without any further effect. In that case, the Board may again seek stockholder approval at a future date for a Reverse Stock Split if it deems a Reverse Stock Split to be advisable at that time.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, compliance with the listing requirements of the NASDAQ Stock Market, or NASDAQ, and the likely effect of such results on the market price of our common stock.

The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e−3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results. See “Certain Risks Associated with a Reverse Stock Split.” However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect a reverse stock split.

Certain of our officers and directors have an interest in this Reverse Stock Split as a result of their ownership of shares of stock of the Company, as discussed in further detail in the section entitled “Beneficial Ownership of Common Stock” set forth below.

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Reasons for the Amendment

The primary purpose for effecting the Reverse Stock Split, should the Board choose to effect one, would be to increase the per share trading price of our common stock. The Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split would, among other things, help us to:

●	Meet certain listing requirements and maintain our listing on Nasdaq;
●	Appeal to a broader range of investors to generate greater investor interest in the Company; and
●	Improve the perception of our common stock as an investment security.

Nasdaq Listing Requirements

On February 4, 2025, we received a deficiency letter from the Nasdaq Listing Qualifications Department (the “Staff”) notifying us that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock has been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). As a result, the Company is not in compliance with the $1.00 minimum bid price requirement for the continued listing on the Nasdaq Capital Market. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had been given 180 calendar days, or through August 4, 2025, to regain compliance with Rule 5550(a)(2). To regain compliance, the closing bid price of our common stock must be at least $1.00 or higher for a minimum of ten consecutive business days, and in such case, Nasdaq will provide us with written confirmation of compliance. If we do not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, we may be subject to delisting. If Nasdaq decides to delist our common stock, we will have the right to appeal to the Nasdaq Hearings Panel.

If our stockholders do not approve the Reverse Stock Split Proposal, the Company may be delisted from Nasdaq due to our failure to maintain a minimum bid price for our common stock of $1.00 per share as required by Nasdaq. Reducing the number of our issued and outstanding shares of common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that, following the Reverse Stock Split, our minimum bid price would remain over the minimum bid price requirement of Nasdaq.

The Board has considered the potential harm to the Company and its stockholders should our common stock be delisted from Nasdaq. If our common stock were delisted from Nasdaq, trading of our common stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQB or the Pink Market maintained by OTC Markets Group Inc. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an over-the-counter market, and many investors would likely not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our common stock would be subject to SEC rules as a “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our common stock. In addition, delisting could harm our ability to raise capital through alternative financing sources on terms acceptable to us, or at all, and may result in the potential loss of confidence by investors, suppliers, customers and employees and fewer business development opportunities. For these reasons and others, delisting would adversely affect the liquidity, trading volume and price of our common stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital. The Board believes that the Reverse Stock Split is a potentially effective means for us to maintain compliance with the rules of Nasdaq and to avoid, or at least mitigate, the likely adverse consequences of our common stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our common stock.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company

An increase in our stock price may make our common stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our common stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect a Reverse Stock Split, and thereby increase the price of our common stock, would give the Board the ability to address these issues if it is deemed necessary.

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Improve the Perception of Our Common Stock as an Investment Security

We believe that our stock price is undervalued and does not truly reflect the value of our Company due to the lack of visibility. Our Board unanimously approved the discretionary authority to effect a Reverse Stock Split as one potential means of increasing the share price of our common stock to improve the perception of our common stock as a viable investment security including in connection with potential acquisition transactions. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity. In addition, a low stock price may be perceived negatively by vendors, suppliers, and other business partners.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether and when to effect the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of this proposal, the Board may consider factors such as:

●	the historical trading price and trading volume of the common stock;

●	the then-prevailing trading price and trading volume of the common stock and the expected impact of the Reverse Stock Split on the trading market for the common stock in the short- and long-term;

●	the continued listing requirements for the common stock on Nasdaq or other applicable exchange and our ability to maintain the listing of our common stock on Nasdaq;

●	actual and forecasted results of operations, and the likely effect of these results on the market price of common stock;

●	the projected impact of the Reverse Stock Split ratio on trading liquidity in the common stock;

●	the number of shares of common stock outstanding and the potential devaluation of our market capitalization as a result of the Reverse Stock Split;

●	prevailing general market, industry and economic conditions.

The Board reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder approval thereof, if our Board determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. In making such determination, our Board will take into account certain factors including the expected trading prices for our common stock, actual or forecasted results of operations and the likely effect of such results on the market price of our common stock, as well as the factors described above.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock.

We expect that the Reverse Stock Split will increase the market price of our common stock. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied, particularly because investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower-priced securities. In addition, we cannot assure you that our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

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The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The Reverse Stock Split may decrease the liquidity of our common stock because fewer shares would be issued and outstanding after the Reverse Stock Split. In addition, if the Board implements the Reverse Stock Split, more stockholders may own “odd lots” of fewer than 100 shares of common stock, which may be more difficult to sell. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares or multiples of 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of the common stock as described above.

We may not satisfy the Nasdaq continued listing requirements following the Reverse Stock Split.

We cannot assure you that we will be able to regain compliance with the Nasdaq Listing Rules. Even if the Reverse Stock Split is approved and effected, we may not be able to satisfy other continued Nasdaq listing criteria, such as the minimum stockholders’ equity or minimum market value of shares. Our failure to comply with Nasdaq continued listing standards would result in our common stock being delisted from Nasdaq. We and holders of our securities could be materially adversely impacted if our securities are delisted from Nasdaq. In particular:

●	we may be unable to raise equity capital on acceptable terms or at all;
●	we may lose the confidence of our business partners, which would jeopardize our ability to continue our business as currently conducted;
●	the price of our common stock will likely decrease as a result of the loss of market efficiencies associated with Nasdaq and the loss of federal preemption of state securities laws;
●	holders may be unable to sell or purchase our securities when they wish to do so;
●	we may become subject to stockholder litigation;
●	we may lose the interest of institutional investors in our common stock;
●	we may lose media and analyst coverage;
●	our common stock could be considered a “penny stock,” which would likely limit the level of trading activity in the secondary market for our common stock; and
●	we would likely lose any active trading market for our common stock, as it may only be traded on one of the over-the-counter markets, if at all.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

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Principal Effects of a Reverse Stock Split

If our stockholders approve this Reverse Stock Split Proposal and the Board elects to effect a Reverse Stock Split, our issued and outstanding shares of common stock would decrease at a rate of approximately one share of common stock for every two (2) shares to fifty (50) shares of common stock currently outstanding depending on the amount of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all of our common stock, and the exchange ratio would be the same for all shares of common stock. The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company. The Reverse Stock Split would not affect the relative voting or other rights that accompany the shares of our common stock. Common stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Exchange Act. We have no current plans to take the Company private. Accordingly, the Reverse Stock Split is not related to a strategy to do so.

In addition to the change in the number of shares of common stock, a Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale. A Reverse Stock Split would also have the following effects:

Increase the Per Share Price of our Common Stock

By effectively condensing a number of pre-split shares into one share of common stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. If appropriate circumstances exist, the Board may utilize the Reverse Stock Split as part of its plan to maintain the required minimum per share price of the common stock under the Nasdaq listing standards noted above.

Increase in the Number of Shares of Common Stock Available for Future Issuance

By reducing the number of shares outstanding without reducing the number of shares of available but unissued common stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The Company may also use authorized shares in connection with the financing of future mergers or acquisitions.

The following table contains approximate information relating to our common stock, based on share information as of August 7, 2025, and not taking into account any adjustments related to fractional shares as further described below:

	Current	After Reverse Stock Split if 1:2 Ratio is Selected	After Reverse Stock Split if 1: 50 Ratio is Selected
Authorized common stock*	100,000,000	100,000,000	100,000,000
Common stock issued	50,354,149	25,177,075	1,007,083
Common stock outstanding	50,349,149	25,174,575	1,006,983
Common stock reserved for issuance	43,213,244	21,606,622	864,265
Common stock authorized but unissued and unreserved	6,432,607	3,216,304	128,652

*Does not account for the potential authorized share increase if the Charter Proposal is approved.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, a reverse stock split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. If our Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split described above, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected. Many stock issuances not involving equity compensation do not require stockholder approval, and our Board generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time.

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Required Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock

A Reverse Stock Split would effect a reduction in the number of shares of common stock issuable upon the exercise or conversion of our outstanding stock options or warrants in proportion to the Reverse Stock Split ratio. Additionally, the exercise price of outstanding options or warrants would increase, likewise in proportion to the reverse stock split ratio.

Require Adjustments to Number of Shares of Common Stock Available for Future Issuance under our Incentive Plan

In connection with any Reverse Stock Split, our Board would also make a corresponding reduction in the number of shares available with respect to shares available for grant granted under our equity incentive plans so as to avoid the effect of increasing the value of options and shares previously granted.

Authorized Shares of Common Stock

The Reverse Stock Split, if effected, will not change the number of authorized shares of common stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, mergers or acquisitions, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its stockholders. The Board believes the increase in available shares for future issuance is appropriate to fund the future operations of the Company. It will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities or to make acquisitions using its common stock. As a result, the Company’s current number of authorized shares of common stock may enable the Company to better meet its future business needs.

We believe that the current amount of authorized common stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The Board will also have the ability to issue additional shares of stock without further vote of the stockholders of the Company, except as provided under the Delaware General Corporation Law or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

Procedure for Effecting Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, our Board, in its sole discretion, will determine whether such an action is in the best interests of the Company and our stockholders, taking into consideration the factors discussed above. If our Board believes that the Reverse Stock Split is in our best interests and the best interest of our stockholders, our Board will then implement the Reverse Stock Split.

Upon approval of the Reverse Stock Split, we would then file a certificate of amendment to our Fourth Amended and Restated Certificate of Incorporation with the Secretary of the State of Delaware at such time as our Board determines is the appropriate effective time to effect the Reverse Stock Split. The certificate of amendment would add a new provision providing that holders of our common stock immediately prior to the filing of the amendment will receive one share of common stock for each number of shares as determined by the Board. A copy of the proposed amendment is attached to this proxy statement as Appendix B and is considered a part of this proxy statement. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our stockholders, the issued shares of common stock held by stockholders of record as of the effective date of the Reverse Stock Split would be converted into a lesser number of shares of common stock calculated in accordance with the Reverse Stock Split ratio of not less than one-for-two (1:2) or not more than one-for-fifty (1:50), as selected by our Board and set forth in the certificate of amendment.

For example, if a stockholder presently holds 100 shares of our common stock, he or she would hold 50 shares of common stock following a one-for-two reverse stock split, or 2 shares of common stock following a one-for-fifty reverse stock split, in each case of fractional share will be rounded up to the nearest whole number, as described below under “Fractional Shares.” Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares would be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders would be notified that the Reverse Stock Split had been effected.

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Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

Upon the Reverse Stock Split, we intend to treat common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders That are Registered on the Transfer Agent’s Books and Records)

Registered holders of common stock who hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer & Trust Company, LLC, do not need to take any action to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares (including fractional shares) of common stock held following the Reverse Stock Split.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio of the Reverse Stock Split, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares of shares rounded up to the nearest whole number and, accordingly, no money will be paid for a fractional share.

Accounting Matters

The par value of our common stock would remain unchanged at $0.0001 per share, if a Reverse Stock Split is effected.

The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.0001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of common stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.

Additionally, net income or loss per share for all periods would increase proportionately as a result of a Reverse Stock Split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of a Reverse Stock Split.

Potential Anti-Takeover Effect

Even though a potential Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and our stockholders.

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No Appraisal Rights

Our stockholders are not entitled to appraisal rights with respect to a reverse stock split, and we will not independently provide stockholders with any such right.

Material Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the reverse stock split to holders of our Common Stock and to the Company. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), existing, proposed and temporary Treasury Regulations promulgated thereunder, Internal Revenue Service (“IRS”) rulings, administrative pronouncements and judicial decisions in effect as of the date of this Proxy Statement, all of which are subject to change (possibly with retroactive effect) or to different interpretations. The summary does not address all aspects of federal income taxation that may apply to a stockholder as a result of the Reverse Stock Split and is included for general information only. In addition, the summary does not address any state, local or non-U.S. income or other tax consequences of the Reverse Stock Split.

The summary does not address tax consequences to stockholders that are subject to special tax rules, including, without limitation, banks, insurance companies, regulated investment companies, personal holding companies, non-U.S. entities, nonresident alien individuals, broker-dealers, S corporations, entities treated as partnerships or partners of such partnerships, persons who acquired our Common Stock pursuant to the exercise of compensatory stock options, estates, trusts and tax-exempt entities. The summary further assumes that stockholders have held our Common Stock subject to the Reverse Stock Split as a capital asset within the meaning of Section 1221 of the Code and will continue to hold such common stock as a capital asset following the Reverse Stock Split. No ruling from the IRS or opinion of counsel will be obtained regarding the federal income tax consequences to stockholders as a result of the Reverse Stock Split.

THE FOLLOWING DISCUSSION IS BASED ON CURRENT LAW AND IS NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE REVERSE STOCK SPLIT. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. THIS DISCUSSION IS FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE TAX ADVICE.

We believe that the Reverse Stock Split, if implemented, would be a tax-free recapitalization under the Code. If the Reverse Stock Split qualifies as a recapitalization under the Code, then, generally, for United States federal income tax purposes, no gain or loss will be recognized by the Company in connection with the Reverse Stock Split, and no gain or loss will be recognized by stockholders that exchange their shares of pre-split Common Stock for shares of post-split Common Stock. The post-split Common Stock in the hands of a stockholder following the Reverse Stock Split will have an aggregate tax basis equal to the aggregate tax basis of the pre-split Common Stock held by that stockholder immediately prior to the Reverse Stock Split. Similarly, a stockholder’s holding period for the post-split Common Stock will be the same as the holding period for the pre-split Common Stock exchanged therefor.

Alternative characterizations of the Reverse Stock Split are possible. For example, while the Reverse Stock Split, if implemented, would generally be treated as a tax-free recapitalization under the Code, stockholders whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share may recognize gain for federal income tax purposes equal to the value of the additional fractional share. However, we believe that, in such case, the resulting tax liability may not be material in view of the low value of such fractional interest. Stockholders should consult their own tax advisors regarding alternative characterizations of the Reverse Stock Split for federal income tax purposes.

THE COMPANY’S VIEW REGARDING THE TAX CONSEQUENCE OF THE REVERSE STOCK SPLIT IS NOT BINDING ON THE IRS OR THE COURTS. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISORS REGARDING ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Stock Split Proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the certificate of amendment to our Fourth Amended and Restated Certificate of Incorporation, even if the authority to effect a Reverse Stock Split has been approved by our stockholders. By voting in favor of a Reverse Stock Split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

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PROPOSAL NO. 3

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE PROCESSA PHARMACEUTICALS, INC. 2019 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN

If our stockholders approve the Charter Proposal increasing the number of our authorized shares of common stock, then our stockholders will be asked to approve an amendment and restatement of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan (the “Incentive Plan”). In particular, we are seeking approval of an increase in the shares of our common stock reserved under the Incentive Plan by 10,000,000 shares (the “Immediate Additional Shares”), from 800,000 shares to a total of 10,800,000 shares (as amended, the “Amended Incentive Plan,” as well as the addition of an “evergreen” provision under which the number of shares reserved for issuance under the Incentive Plan will automatically increase on January 1st of each year after the date of stockholder approval, commencing on January 1, 2026 and ending on (and including) January 1, 2035, by a number of shares equal to 5% of our fully-diluted shares as of December 31st of the preceding year less the total number of shares reserved for issuance under the Incentive Plan as of such December 31st, unless our Board determines that a smaller (or no) increase will be made in a given year (such increased number of shares, together with the Immediate Additional Shares, the “Additional Shares”)). Increasing the number of shares reserved for the Incentive Plan is very important since stock awards constitute a very large percentage of the compensation paid to our executive officers. Without such stock awards, we would likely be required to significantly increase our cash compensation to our executive officers.

If our stockholders approve this proposal, the addition of the Additional Shares to the Amended Incentive Plan will not result in the immediate grant of all of the Additional Shares to employees and other service providers. Instead, approval of this proposal will result in the immediate grant of only a portion of the Additional Shares (described below under “New Plan Benefits”) while allowing us the flexibility to issue competitive equity awards over approximately the next year so that we can continue to incentivize and retain the key contributors to our business, as described in greater detail in this proposal.

Amended Incentive Plan

On August 7, 2025, our Board approved the Amended Incentive Plan, subject to the approval of our stockholders at the Special Meeting of Stockholders. Our Board recommends that our stockholders approve the Amended Incentive Plan.

If our stockholders approve the Amended Incentive Plan, then the Incentive Plan will be amended and restated to add the Additional Shares as reflected in the Amended Incentive Plan, effective as of the date of stockholder approval.

If our stockholders do not approve the Amended Incentive Plan, then the Incentive Plan will not be amended and restated to add the Additional Shares. In that case, the existing shares reserved for issuance under the Incentive Plan will be insufficient to achieve our personnel incentive, recruiting and retention objectives, making it more difficult to meet these objectives. This ultimately may undermine our success as a company.

Our executive officers and directors have an interest in the approval of the Amended Incentive Plan because they are eligible for awards under the Incentive Plan and would continue to be eligible for awards under the Amended Incentive Plan.

A copy of the Amended Incentive Plan is included as Appendix C to this Proxy Statement. No amendments to the Incentive Plan other than the addition of the Additional Shares and a term for the Incentive Plan of ten years from the date of stockholder approval have been proposed.

Why We Are Seeking Approval of the Amended Incentive Plan

The Incentive Plan Will No Longer Have Enough Shares Available for Grant

As of August 7, 2025, a total of 1,110 shares were available for future awards under the Incentive Plan. Based our current forecasts and taking into account our historical forfeiture rates, we expect that the number of shares still available for future awards under the Incentive Plan will not provide a sufficient number of shares to meet the needs of our equity compensation program this year. As a result, we may not be able to issue equity to our employees and directors in amounts that we believe are necessary to attract, retain and motivate them unless our stockholders approve the Amended Incentive Plan.

This proposal seeks authorization of an increase of 10,000,000 shares of our common stock in the Incentive Plan’s reserve, as well as the addition of an “evergreen” provision under which the number of shares reserved for issuance under the Incentive Plan will automatically increase on January 1st of each year after the date of stockholder approval, commencing on January 1, 2026 and ending on (and including) January 1, 2035, by a number of shares equal to 5% of our fully-diluted shares as of December 31st of the preceding year less the total number of shares reserved for issuance under the Incentive Plan as of such December 31st, unless our Board determines that a smaller (or no) increase will be made in a given year. The number of shares under the Amended Incentive Plan for which we are seeking authorization, excluding the effect of the “evergreen” provision, which cannot be determined exactly at this time, represents 19.9% of our outstanding shares as of August 7, 2025. The proposed increase of the Additional Shares is to the total number of shares available for issuance and such Additional Shares may be subject to awards as the Board or our compensation committee determines in the future. If our stockholders approve this proposal, the addition of these shares to the Amended Incentive Plan will not result in the immediate grant of these shares to employees and other service providers, except as set forth under “New Plan Benefits” below.

In setting the Additional Shares, our compensation committee and our Board considered the following:

Potential Dilution, Burn Rate and Future Grants

When considering the number of shares to add to the Incentive Plan’s share reserve, the compensation committee reviewed, among other things, the potential dilution to current stockholders as measured by overhang, burn rate and projected future share usage. We recognize the dilutive impact of our equity compensation programs on our stockholders and continuously aim to balance this concern with the competition for talent, competitive compensation practices and the need to attract and retain talent.

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Overhang

On a fully diluted basis, 641,452 shares subject to outstanding awards or available for future awards under the Incentive Plan (without taking into account the Additional Shares proposed to be added) as of August 7, 2025 represent an overhang of less than 1% based on the number of outstanding shares of common stock and shares subject to outstanding awards or available for future awards under the Incentive Plan as of that date. All outstanding stock options for 2,747 shares of common stock were “underwater,” meaning that the exercise price exceeded the trading price of our common stock, as of August 7, 2025. If the Amended Incentive Plan is approved, the additional 10,000,000 shares would have increased the overhang to 10.3%, if such approval had been effective as of August 7, 2025. We calculate overhang as the total of (a) shares available for future awards under the Incentive Plan plus shares underlying any outstanding awards divided by (b) the total number of shares outstanding plus shares available for issuance under the Incentive Plan plus shares underlying any outstanding awards.

Burn Rate

Burn rate provides a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2024, 2023, 2022, 2021, and 2020 calendar years as well as an average over those years.

Calendar Year	Awards Granted (1)	Basic Weighted Average Number of Common Shares Outstanding	Burn Rate
2024	192,026	3,059,906	6.3%
2023	126,828	1,311,572	9.7%
2022	130,798	801,774	16.3%
2021	33,755	785,512	4.3%
2020	17,156	374,984	4.6%
Five-Year Average	100,113	1,266,750	8.2%

(1)	Awards granted include shares subject to stock options, restricted stock awards, restricted stock unit awards, and warrants, in each case counted on a one-for-one basis.

Projected Future Issuances

The Additional Shares, if approved, are projected to provide enough shares for future equity award grants for the next year. However, future circumstances and business needs may dictate a different result and our proposed increase in number of shares reserved under the Amended Incentive Plan is designed to give the Company flexibility to address those circumstances or needs as they arise. We have not provided an estimate for forfeitures because we have had nominal forfeitures in the past and believe that all outstanding awards at December 31, 2024 will vest. We may change this estimate based on actual and expected future forfeiture rates.

Plan Features that Protect Stockholder Interests

The Incentive Plan provides the following provisions that are favorable to our stockholders and protect stockholder interests:

●	Independent Plan Administration. The compensation committee, comprised solely of non-employee independent directors, administers the Incentive Plan.

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●	No Discounted Options or Stock Appreciation Rights. Options and stock appreciation rights (SARs) may not be granted with exercise prices below fair market value.

●	No Liberal Share Reuse. Shares subject to an award will not be available for reuse if such shares are delivered or withheld to satisfy any tax withholding obligation.

●	No Gross Ups. The Incentive Plan does not provide for any tax gross-ups.

●	No Repricing. The Incentive Plan does not permit any amendments to the terms of outstanding options or SARs to reduce the exercise or grant price of such outstanding options or SARs; cancel outstanding options or SARs in exchange for options or SARs with an exercise or grant price that is less than the exercise or grant price of the original options or SARs; or cancel outstanding options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities.

●	Double Trigger on Change of Control. A “double trigger” requirement for accelerated vesting of equity grants upon a change of control in which the grants are assumed or replaced so that, in addition to the occurrence of the change of control, the award holder’s employment must be terminated by us without cause or by the award holder with good reason in order for his or her unvested equity to become vested on an accelerated basis.

●	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

Our Board believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions within the Company. Our Board expects that the Additional Shares under our Amended Incentive Plan will be vital in continuing to attract, retain and reward high caliber employees who are essential to our success and to provide incentives to these individuals to promote the success of the Company thereby aligning their interests with the interests of the Company’s stockholders.

The alternative to using equity for retention and incentive purposes would be to significantly increase cash compensation. We do not believe increasing cash compensation to make up for any shortfall in equity awards would be practical or advisable because, as a high-technology company, we believe that equity awards provide a more effective compensation vehicle than cash for attracting, retaining and motivating our employees and that equity awards align employees and stockholder long-term interests with a reduced impact on cash flow.

Summary of the Plan

The following is a summary of the material provisions of the Incentive Plan as proposed to be amended and restated. A copy of the Incentive Plan is attached to this Proxy Statement as Appendix C and is incorporated by reference into this Proxy Statement in its entirety. This summary is subject to the language of the Incentive Plan and the Incentive Plan shall control if there is any inconsistency between this summary and the Incentive Plan.

Administration. The Incentive Plan is administered by our board of directors (the “Board”), the compensation committee of the Board (the “Committee”), any other committee of the Board, any subcommittee of the Committee or one or more of our officers to whom the Board or Committee has delegated authority, which are collectively referred to as the “Administrator.” The Administrator has the authority to interpret the Incentive Plan or award agreements entered into with respect to the Incentive Plan; make, change, and rescind rules and regulations relating to the Incentive Plan; make changes to, or reconcile any inconsistency in, the Incentive Plan or any award or agreement covering an award; and take any other action needed to administer the Incentive Plan.

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Eligibility; Participant Award Limits. The Administrator may designate any of the following as a participant under the Incentive Plan: any officer or employee, or individuals engaged to become an officer or employee, of our company or our affiliates; consultants of our company or our affiliates; and our directors, including our non-employee directors. We currently have four non-employee directors, six executive officers, five non-executive employees and a small number of consultants who are eligible to participate in the Incentive Plan.

Types of Awards. The Incentive Plan permits the Administrator to grant stock options, SARs, performance units, shares of common stock, restricted stock, restricted stock units, cash incentive awards, dividend equivalent units, or any other type of award permitted under the Incentive Plan. The Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiary’s employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our company or any affiliate, including the plan of an acquired entity).

Shares Reserved under the Incentive Plan. The Incentive Plan as amended and restated would provide that, subject to adjustment as described below, the maximum number of shares of our common stock reserved for issuance pursuant to awards granted under the Incentive Plan would be 10,800,000 shares, all of which may be issued pursuant to the exercise of incentive stock options. In addition, the number of shares reserved for issuance under the Incentive Plan would automatically increase on January 1st of each year after the date on which stockholders approve the Incentive Plan as amended and restated, commencing on January 1, 2026 and ending on (and including) January 1, 2035, by a number of shares equal to the lesser of: (1) 5% of our fully-diluted shares as of December 31st of the preceding year less the total number of shares reserved for issuance under the Incentive Plan as of such December 31st, or (2) such other number of shares as our board may determine. The number of shares reserved for issuance under the Incentive Plan is reduced on the date of the grant of any award by the maximum number of shares, if any, that may become payable with respect to which such award is granted. However, an award that may be settled solely in cash does not deplete the Incentive Plan’s share reserve at the time the award is granted. If (a) an award lapses, expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, or (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, then those shares are added back to the reserve and may again be used for new awards under the Incentive Plan. Shares that are tendered or withheld in payment of the exercise price of a stock option or as a result of the net settlement of outstanding SARs, shares we purchase using proceeds from stock option exercises and shares tendered or withheld to satisfy any federal, state, or local tax withholding obligations may not be made available for re-issuance under the Incentive Plan.

Options. The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options are exercisable and vest at such times and will be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

Stock Appreciation Rights. The Administrator may grant SARs. A SAR is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The Incentive Plan provides that the Administrator determines all terms and conditions of each SAR, including, among other things: (i) whether the SAR is granted independently of a stock option or relates to a stock option, (ii) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (iii) a term that must be no later than 10 years after the date of grant, and (iv) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards. The Administrator may grant awards of shares of common stock, restricted stock, restricted stock units (“RSU”) or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of common stock, the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance units give the participant the right to receive cash or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

The Administrator determines all terms and conditions of the awards, including (i) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (ii) the length of the vesting and/or performance period and, if different, the date that payment of the benefit will be made, (iii) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (iv) with respect to performance units and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock) or in a combination of the two.

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Cash Incentive Awards. The Administrator may grant cash incentive awards. A cash incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (as described above), the performance period, the potential amount payable and the timing of payment. While the Incentive Plan permits the granting of cash incentive awards, it does not restrict our ability to grant cash awards outside of the Incentive Plan.

Performance Goals. For purposes of the Incentive Plan, the Administrator may establish any objective or subjective performance goals to measure the level of performance and determine the payout or vesting of an award. Performance goals may relate to one or more of the following measures, or other measures established by the Administrator, with respect to our Company or any one or more of our subsidiaries, affiliates, or other business units (singly or in combination): net sales; cost of sales; revenue; gross income; net income; operating income; income from continuing operations; earnings (including before taxes, and/or interest, and/or depreciation and amortization); earnings per share (including diluted earnings per share); price per share of common stock; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; ratio of debt to debt plus equity; return on stockholder equity; return on capital; return on assets; operating working capital; average accounts receivable; economic value added; total stockholder return; customer satisfaction; operating margin; profit margin; sales performance; sales quota attainment; new sales; cross/integrated sales; customer engagement; internal revenue growth; client retention; the achievement of research, production, or regulatory approval milestones; achievement of merger or acquisition milestones (including but not limited to identification of acquisition candidates). Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividends and Dividend Equivalent Units. The Administrator may grant dividend equivalent units in connection with RSUs or performance units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. The Administrator determines all terms and conditions of a dividend equivalent unit award. However, no dividends or dividend equivalent units may be paid with respect to any award that is subject to performance goals unless and until such performance goals have been satisfied.

Other Stock-Based Awards. The Administrator may grant to any participant other stock-based awards, including shares of unrestricted stock, as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (i) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (ii) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (iii) otherwise transfer an award without receiving any consideration.

Adjustments. If (i) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (ii) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (iii) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our Board determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (iv) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the Incentive Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares subject to the Incentive Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of common stock subject to outstanding awards; (C) the grant, purchase, or exercise price with respect to any award; and (D) the performance goals of an award.

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In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the Incentive Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the Incentive Plan.

Change of Control. To the extent a participant has an employment, retention, change of control, severance, or similar agreement with us or any of our affiliates that discusses the effect of a change of control (as defined in the Incentive Plan) on the participant’s awards, such agreement will control. Otherwise, unless otherwise provided in an award agreement or by the Administrator prior to the change of control, in the event of a change of control, if the purchaser, successor or surviving entity (or parent thereof) (the “Successor”) agrees, then some or all outstanding awards will be assumed or replaced with the same type of award with similar terms and conditions. If applicable, each award that is assumed must be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities that would have been issuable to a participant upon the consummation of such change of control had the award been exercised, vested, or earned immediately prior to such change of control, and other appropriate adjustment to the terms and conditions of the award may be made.

If a participant is terminated from employment without cause (as defined in the Incentive Plan) or the participant resigns employment for good reason (as defined in the Incentive Plan) within 24 months following the change of control, then upon such termination, all of the participant’s awards in effect on the date of such termination will vest in full or be deemed earned in full.

If the Successor does not assume the awards or issue replacement awards, then immediately prior to the change of control date:

●	Each stock option or SAR then held by a participant will become immediately and fully vested, and all stock options and SARs will be cancelled on the change of control date in exchange for a cash payment equal to the excess of the change of control price of the shares of common stock over the purchase or grant price of such shares under the award.

●	Unvested restricted stock, RSUs (and any related dividend equivalent units), and shares of common stock will vest in full.

●	All performance units (and any related dividend equivalent units) that are earned but not yet paid will be paid in an amount equal to the value of the performance unit, and all such awards for which the performance period has not expired will be cancelled in exchange for a payment equal to the product of (i) the value of the performance unit’s amount that would have been earned if the performance goals (determined at the time of the change of control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, target performance achievement, and (ii) a fraction with a numerator of the number of whole months that have elapsed since the performance period commenced at the time of the change of control and a denominator of the number of whole months in the performance period.

●	All cash incentive awards that are earned but not yet paid will be paid, and all cash incentive awards that are not yet earned will be cancelled in exchange for a cash payment equal to the product of (i) the value of the awards that would have been earned if the performance goals (determined at the time of the change of control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, target performance achievement, and (ii) a fraction with a numerator of the number of whole months that have elapsed since the performance period commenced at the time of the change of control and a denominator of the number of whole months in the performance period.

●	All other unvested awards will vest and any amounts payable will be paid in cash.

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For the purpose of valuing awards upon a change of control, if the value of any awards mentioned above is based on the fair market value of a share of common stock, “fair market value” will be deemed to mean the per share price paid, or deemed paid, in the change of control transaction, as determined by the Administrator. However, the terms of any awards subject to Code Section 409A will be governed by Code Section 409A to the extent required to comply with this section.

Term of Incentive Plan. Unless earlier terminated by the Board, the Incentive Plan as amended and restated will remain in effect until the tenth anniversary of the most recent date of stockholder approval.

Termination and Amendment. The Board or Administrator may amend, alter, suspend, discontinue or terminate the Incentive Plan at any time, subject to the following limitations:

●	the Board must approve any amendment to the Incentive Plan if we determine such approval is required by prior action of the Board, applicable corporate law, or any other applicable law; and

●	stockholders must approve any amendment to the Incentive Plan if we determine that such approval is required by Section 16 of the Securities Exchange Act of 1934, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law. Such amendments include, but are not limited to, an amendment to materially increase the number of shares of common stock reserved under the Incentive Plan (except permitted adjustments under the Incentive Plan) or an amendment that would diminish the protection against repricing and backdating of options or SARs.

Subject to the requirements of the Incentive Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person(s) that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the Incentive Plan. We need not obtain participant (or other interested party) consent for any such action (i) that is permitted pursuant to the adjustment provisions of the Incentive Plan; (ii) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (iii) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (iv) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) as may then have an interest in the award.

The authority of the Board and the Committee to terminate or modify the Incentive Plan or awards, and to otherwise administer the Incentive Plan with respect to outstanding awards, will extend beyond the termination date of the Incentive Plan. In addition, termination of the Incentive Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the Incentive Plan except as they may lapse or be terminated by their own terms and conditions.

Repricing Prohibited. Except for the adjustments provided for in the Incentive Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Certain Federal Income Tax Consequences. The following summarizes certain U.S. federal income tax consequences relating to the Incentive Plan under current tax law.

Tax Consequences of Stock Options. The grant of a stock option will create no income tax consequences to us or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the exercise date.

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In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights. The grant of a SAR will create no income tax consequences to us or the recipient. Upon the exercise or maturity of a SAR, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the SAR, upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Restricted Stock. Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Performance Units and Restricted Stock Units. The grant of a performance unit or RSU will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will generally be entitled to a corresponding deduction in the same amount and at the same time. If performance units or RSUs are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

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Cash Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding deduction in the same amount and at the same time.

Other Stock Based Awards. A participant who receives shares of common stock pursuant to a stock award will recognize ordinary income equal to the fair market value of the shares received and we will generally be entitled to a corresponding deduction in the same amount and at the same time. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

Withholding. In the event that we or one of our affiliates are required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares acquired under an award, we may satisfy such obligation by:

●	If cash is payable under an award, deducting from such cash payment the amount needed to satisfy such obligation;

●	If shares are issuable under an award, then to the extent that the Administrator approves, (1) withholding shares of common stock having a fair market value equal to such obligation, or (2) allowing the participant to elect to (a) have us or our affiliates withhold shares otherwise issuable under the award, (b) tender back shares received in connection with such award, or (c) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total statutory maximum federal, state, and local tax withholding obligations associated with the transaction to the extent needed for us or our affiliates to avoid an accounting charge; or

●	Deducting the amount needed to satisfy such obligation from any wages or other payments owed to the participant, requiring such participant to pay us or our affiliate in cash, or making other arrangements satisfactory to us or our affiliate.

No Guarantee of Tax Treatment. Notwithstanding any provisions of the Incentive Plan, we do not guarantee that (i) any award intended to be exempt from Section 409A of the Code is so exempt, (ii) any award intended to comply with Section 409A or Section 422 of the Code does so comply, or (iii) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will we or any of our affiliates be required to indemnify, defend, or hold harmless any individual with respect to the tax consequences of any award.

Section 162(m) Limit on Deductibility of Compensation. Section 162(m) of the Code limits our deduction to $1 million of compensation paid per person per year, including compensation arising from awards granted under the Incentive Plan, with respect to our covered employees.

Treatment of “Excess Parachute Payments.” The accelerated vesting or payment of awards under the Incentive Plan upon a change of control of our Company could result in a participant being considered to receive “excess parachute payments” (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. In such event, we would not be able to deduct the excess parachute payments made to a participant. The Incentive Plan has what is known as a “better of” provision under which the participant will receive the greater after-tax benefit between payment in full, including payment of the excise tax, or reduction of such payment to $1 less than the maximum amount the participant could receive without being subject to the excise tax.

New Plan Benefits. Except as set forth below, all awards to our directors, executive officers, employees, consultants or advisors are made at our discretion, and the benefits and amounts that will be received or allocated under the Plan are not determinable at this time.

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2024, with respect to the Company’s compensation plans under which its Common Stock is authorized for issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)

Equity compensation plans approved by security holders	507,185	(1)	$462.07	353,641

Equity compensation plans not approved by security holders	2,389		397.60	-

Total	509,574			353,641	(2)

(1)	Includes stock options to purchase 358 shares of our common stock issued under the prior equity compensation plan.
(2)	Consists of shares available for issuance under the 2019 Omnibus Incentive Plan.

Vote Required

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the amendment and restatement of the Process Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan. Abstentions will have the effect of votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

Board of Directors Recommendation

The Board of Directors Recommends that the Stockholders Vote FOR the Approval of the Amended and Restated Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan.

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PROPOSAL NO. 4

ADJOURNMENT OF THE SPECIAL MEETING OF STOCKHOLDERS, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF THE CHARTER PROPOSAL, THE REVERSE STOCK SPLIT PROPOSAL AND/OR THE OIP PROPOSAL OR TO ESTABLISH A QUORUM

If we fail to receive a sufficient number of votes to approve the Charter Proposal, the Reverse Stock Split Proposal and/or the OIP Proposal or to establish a quorum, we may propose to adjourn the Special Meeting, if the Board of Directors determines it to be necessary or appropriate for the purpose of soliciting additional proxies to approve the Charter Proposal, the Reverse Stock Split Proposal and/or the OIP Proposal. We currently do not intend to propose adjournment of the Special Meeting if there are sufficient votes in favor of the Reverse Stock Split Proposal, the Charter Proposal and the OIP Proposal. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the Charter Proposal, the Reverse Stock Split Proposal and/or the OIP Proposal, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal(s).

If it is necessary or appropriate (as determined in good faith by the Board of Directors) to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders under Delaware law, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING (THE ADJOURNMENT PROPOSAL), IF THE BOARD DETERMINES IT TO BE NECESSARY OR APPROPRIATE TO SOLICIT ADDITIONAL PROXIES, IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE CHARTER PROPOSAL, THE REVERSE STOCK SPLIT PROPOSAL AND/OR THE OIP PROPOSAL.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth certain information with respect to the beneficial ownership of our common stock at August 7, 2025 for:

●	Each of our directors;
●	Each of our named executive officers;
●	All of our current directors and executive officers as a group; and
●	Each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

The number of shares of our common stock beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of August 7, 2025, through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 50,349,149 shares of our common stock outstanding as of August 7, 2025. Shares of our common stock that a person has the right to acquire within 60 days of August 7, 2025, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

	Shares beneficially owned
	Shares	Percent
Name and address of beneficial owner (1)
Officers and Directors

Sian Bigora (2)	51,170	*	%
Wendy Guy (3)	43,371	*	%
Patrick Lin (4)	156,174	*	%
George Ng (5)	271,895	*	%
Russell Skibsted(6)	21,000	*	%
David Young (7)	470,661	*	%
Khoso Baluch (8)	37,673	*	%
James Neal (9)	36,996	*	%
Geraldine Pannu (10)	39,157	*	%
Justin Yorke (11)	102,244	*	%

Total for all Officers and Directors	1,230,341	2.4%

* represents less than 1%

(1) Unless otherwise indicated, the address for each beneficial owner listed is c/o Processa Pharmaceuticals, Inc., 601 21st Street, Suite 300, Vero Beach, FL, 32960.

(2) Consists of (i) 33,626 shares of common stock held directly by Dr. Bigora; (ii) 6,668 shares held by CorLyst; and (iii) restricted stock units representing 10,876 shares of common stock issuable within 60 days of August 7, 2025.

(3) Consists of (i) 26,339 shares of common stock held directly by Ms. Guy; (ii) 8,335 shares held by CorLyst; and (iii) restricted stock units representing 8,697 shares of common stock issuable within 60 days of August 7, 2025.

(4) Consists of (i) 38,727 shares of common stock held directly by Mr. Lin; (ii) 43,500 shares and warrants to purchase 65,250 shares of common stock held by Lin Family Trust Feb 4, 2024, of which Mr. Lin is a trustee and has investment and disposition power over the shares and warrants; and (iii) restricted stock units representing 8,697 shares of common stock issuable within 60 days of August 7, 2025.

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(5) Consists of (i) 20,000 shares of common stock held by Ng Cha Family Trust, of which Mr. Ng is a trustee and has investment and disposition power over the shares of common stock; (ii) 87,200 shares of common stock and warrants to purchase 130,800 shares of common stock held by George Ng IRRA FOB George Ng, of which Mr. Ng is a beneficiary and has investment and disposition power over the shares and warrants; and (iii) restricted stock units representing 33,895 shares of common stock issuable within 60 days of August 7, 2025.

(6) Consists of restricted stock units for 21,000 shares of our common stock issuable within 60 days of August 7, 2025.

(7) Consists of (i) 217,332 shares of common stock held directly by Dr. Young; (ii) warrants to purchase 186,750 shares of common stock; (iii) 18,851 shares held by family entities; (iv) 41,464 shares held by CorLyst, LLC (“CorLyst”) (22,920 shares held on behalf of entities controlled by Dr. Young and 18,544 shares held on behalf of other stockholders); and (v) restricted stock units for 6,264 shares of our common stock issuable within 60 days of August 7, 2025. Dr. Young is the Chief Executive Officer and Managing Member of CorLyst. Dr. Young disclaims beneficial ownership of a portion of CorLyst shares.

(8) Consists of (i) 1,398 shares of common stock held directly by Mr. Baluch and (ii) restricted stock units representing 36,275 shares of common stock issuable within 60 days of August 7, 2025.

(9) Consists of (i) 721 shares of common stock held directly by Mr. Neal and (ii) restricted stock units representing 36,275 shares of common stock issuable within 60 days of August 7, 2025.

(10) Consists of (i) 2,882 shares of common stock held directly by Ms. Pannu and (ii) restricted stock units representing 36,275 shares of common stock issuable within 60 days of August 7, 2025.

(11) Justin Yorke is a manager of the Richland Fund, LLC. The shares of common stock reported for Mr. Yorke include (i) 3,737 shares of common stock held directly by Mr. Yorke; (ii) 12,400 shares and warrants to purchase 18,600 shares of common stock held by Directed Trust Company FBO Justin Yorke IRA, of which Mr. Yorke is a beneficiary and has investment and disposition power over the shares and warrants; (iii) restricted stock units representing 36,275 shares of common stock issuable within 60 days of August 7, 2025; and (iv) the shares held by the Richland Fund, LLC which total 31,232 shares.

STOCKHOLDER PROPOSALS

Any stockholder desiring to submit a proposal for action by the stockholders at our next annual meeting, which will be our 2026 annual meeting, must satisfy the requirements set forth in the advance notice provision under our bylaws. To be timely submitted for our 2026 annual meeting but not included in the Company’s proxy statement, any such proposal must be delivered in writing to our Corporate Secretary at the principal executive offices of the Company no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to June 30, 2026 (the one year anniversary of the preceding year’s annual meeting.)

Any stockholder proposal intended to be included in the Company’s proxy statement for the 2026 annual meeting must also satisfy Rule 14a-8 of the Exchange Act and be received no later than January 11, 2026. If the date of the 2026 annual meeting is moved by more than 30 days from the first anniversary of the Annual Meeting, then notice must be received within a reasonable time before we begin to print and send proxy materials.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact our Board by regular mail to Wendy Guy, our Corporate Secretary at 601 21st Street, Suite 300, Vero Beach, FL, 32960. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

OTHER MATTERS

The Board knows of no matter to be brought before the Special Meeting other than the matters identified in this proxy statement. However, if any other matter properly comes before the Special Meeting or any adjournment of the meeting, it is the intention of the persons named in the proxy solicited by the Board to vote the shares represented by them in accordance with their best judgment.

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APPENDIX A

Form of Certificate of Amendment

to the

fourth AMENDED AND RESTATED certificate of incorporation

of

Processa pharmaceuticals, inc.

Processa Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”).

2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the DGCL setting forth a proposed amendment to the Certificate of Incorporation and declaring said amendment to be advisable. The Certificate of Amendment amends the Certificate of Incorporation as follows:

The FOURTH paragraph of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 1,000,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”) and (ii) 1,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK

1.	General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2.	Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation. There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

3.	Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

4.	Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

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B. PREFERRED STOCK

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting, a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, as to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

3. The requisite stockholders of the Corporation have duly approved this Certificate of Amendment in accordance with Section 242 of the DGCL.

4. This Certificate of Amendment shall be effective at 5:00 p.m. Eastern Time on _____________, 2025.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed as of the date set forth below.

Dated: ___________	PROCESSA PHARMACEUTICALS, INC.

By:
	Name:	Russell Skibsted
	Title:	Chief Financial Officer

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APPENDIX B

FORM OF Certificate of Amendment

to the

fourth AMENDED AND RESTATED certificate of incorporation

of

Processa pharmaceuticals, inc.

Processa Pharmaceuticals, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”).

2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the DGCL setting forth a proposed amendment to the Certificate of Incorporation and declaring said amendment to be advisable. The Certificate of Amendment amends the Certificate of Incorporation as follows:

(a)	Section A of the Certificate of Incorporation setting forth the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation is hereby supplemented by addition of the following paragraphs as new subsection 5 under “A. Common Stock”:

5. Reverse Stock Split. Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), the shares of Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified into a different number of shares of Common Stock (the “New Common Stock”) such that each [number to be determined from two to fifty] shares of Old Common Stock shall, at the Effective Time, be automatically reclassified into one share of New Common Stock. From (the “Reverse Stock Split”) and after the Effective Time, certificates representing the Old Common Stock shall represent the number of whole shares of New Common Stock into which such Old Common Stock shall have been reclassified pursuant to the immediately preceding sentence. No fractional shares of Common Stock shall be issued as a result of such reclassification. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio of the Reverse Stock Split, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares rounded up to the nearest whole number and, accordingly, no money will be paid for a fractional share.

From and after the Effective Time, the term “New Common Stock” as used in this Section shall mean the Common Stock as provided in this Certificate of Incorporation, as amended and as further amended by this Certificate of Amendment. The par value of the New Common Stock shall be $0.0001 per share.

3. The requisite stockholders of the Corporation have duly approved this Certificate of Amendment in accordance with Section 242 of the DGCL.

4. This Certificate of Amendment shall be effective at 5:00 p.m. Eastern Time on ●, 2025.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed as of the date set forth below.

Dated:	PROCESSA PHARMACEUTICALS, INC.

By:
	Name:	Russell Skibsted
	Title:	Chief Financial Officer

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APPENDIX C

AMENDED AND RESTATED

Processa pharmaceuticals, inc. 2019 OMNIBUS INCENTIVE PLAN

1.	Purposes, History and Effective Date.

	(a)	Purpose. The Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase stockholder value by providing Participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s Stock, receive monetary payments based on the value of such Stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

	(b)	Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 14.

	(c)	History. Prior to the Effective Date, the Company had in effect the Amended and Restated Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan, which plan was amended and restated effective June 28, 2024 (the “Prior Plan”). On August 7, 2025, the Board approved an amendment and restatement of the Prior Plan, subject to and effective upon approval by the Company’s stockholders at the Special Meeting of Stockholders. Awards previously granted under the Prior Plan and still outstanding will be subject to all terms and conditions of the Plan. On December 23, 2019 and January 22, 2024, the Company effected a one-for-seven and one-for-twenty reverse split of the Stock, respectively, and the Share numbers in the Plan were automatically adjusted accordingly.

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2.	Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

	(a)	“Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto and the rules and regulations promulgated under such provision.

	(b)	“Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee(s) and/or officer(s) to the extent of such delegation.

	(c)	“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right that is exempt from Code Section 409A may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

	(d)	“Award” means a grant of Options, Stock Appreciation Rights, Performance Units, Stock, Restricted Stock, Restricted Stock Units, a Cash Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan.

(e)	“Beneficial Owner” means a Person, with respect to any securities which:

	(i)	such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase; or

	(ii)	such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

	(iii)	are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.

(f)	“Board” means the Board of Directors of the Company.

(g)	“Cash Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved as described in Section 10.

(h)	“Cause” has the meaning given in a Participant’s employment, retention, change of control, severance, Award agreement or similar agreement with the Company or any Affiliate, or if no such agreement is in effect or does not include a definition of “Cause,” then (i) if the determination of Cause is being made prior to a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect at the time of the determination or (ii) if the determination of Cause is being made following a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control.

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(i)	“Change of Control” means, unless specified otherwise in an Award agreement, the first to occur of any of the following with respect to the Company or any upstream holding company (which, for purposes of this definition, shall be included in references to the Company):

	(i)	any Person (but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

	(ii)	the Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and the shares of Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless Persons who Beneficially Owned the Shares outstanding immediately prior to such transaction Beneficially Own less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;
	(iii)	the sale or disposition of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months) other than a sale or distribution of all or substantially all of the Company’s assets to any entity of which at least seventy-five percent (75%) of the combined voting power of the voting securities are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale;

	(iv)	the Company dissolves and liquidates substantially all of its assets; or

	(v)	at any time after the Effective Date, the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company stockholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

Notwithstanding the foregoing, in order to ensure compliance with Code Section 409A when applicable, the foregoing definition shall be deemed amended to the minimum extent necessary to comply with Code Section 409A.

(j)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(k)	“Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who, to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act, meet the requirements of a “non-employee director” as defined in Rule 16b-3.

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(l)	“Company” means Processa Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto.

(m)	“Director” means a member of the Board.

(n)	“Dividend Equivalent Unit” means the right granted in connection with Restricted Stock Units or Performance Units, to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

(o)	“Effective Date” means the date the Company’s stockholders approve this Plan as amended and restated.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(q)	“Fair Market Value” means, unless otherwise determined by the Administrator, per Share on a particular date:

(i)	if the Stock is listed on any established stock exchange or traded on any established market, the closing sales price of a Share as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Stock) on such date, as reported in such source as the Administrator deems reliable. Unless otherwise provided by the Administrator, if there is no closing sales price for the Stock on the date of determination, then the Fair Market Value will be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists; or

(ii)	if the Stock is not listed on any exchange or traded on any established market, then the Fair Market Value will be determined by the Administrator in compliance with Code Section 409A and, in the case of an incentive stock option, in compliance with Code Section 422.

Notwithstanding the foregoing, in the case of a sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

(r)	“Good Reason” has the meaning given in a Participant’s employment, retention, change of control, severance, Award agreement or similar agreement with the Company or any Affiliate, or if no such agreement is in effect or does not include a definition of “Good Reason,” then the occurrence of any of the following events, without the Participant’s advance written consent:

(i)	a material reduction in the Participant’s base salary or cash bonus opportunity;

(ii)	a material adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or

(iii)	a geographical relocation of the Participant’s principal office location by more than fifty (50) miles that increases the distance of the Participant’s commute.

A Participant’s Termination shall not be considered to have occurred for “Good Reason” unless (A) within ninety (90) days following the occurrence of one of the events listed above the Participant provides written notice to the Company setting forth the specific event constituting Good Reason, (B) the Company fails to remedy the event constituting Good Reason within thirty (30) days following its receipt of the Participant’s notice, and (C) the Participant actually terminates his or her employment with the Company and its Affiliates within thirty (30) days following the end of the Company’s remedy period.

(s)	“Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

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(t)	“Option” means the right to purchase Shares at a stated price for a specified period of time.

(u)	“Participant” means an individual selected by the Administrator to receive an Award.

(v)	“Performance Goals” means any objective or subjective goals selected by the Administrator to measure the level of performance and determine the payout or vesting of an Award. Performance Goals may include, but are not limited to, the performance of the Company or any one or more of its Subsidiaries, Affiliates or other business units with respect to the following measures (singly or in combination): net sales; cost of sales; revenue; gross income; net income; operating income; income from continuing operations; earnings (including before taxes, and/or interest and/or depreciation and amortization); earnings per share (including diluted earnings per share); price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; ratio of debt to debt plus equity; return on stockholder equity; return on capital; return on assets; operating working capital; average accounts receivable; economic value added; total stockholder return; customer satisfaction; operating margin; profit margin; sales performance; sales quota attainment; new sales; cross/integrated sales; customer engagement; internal revenue growth; client retention; the achievement of research, production, or regulatory approval milestones; achievement of merger or acquisition milestones (including but not limited to identification of acquisition candidates). Performance goals may also relate to a Participant’s individual performance.

The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes in laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an Affiliate.

The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications.

(w)	“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (and the other requirements described in the Award agreement, if any, are met).

(x)	“Person” has the meaning given in Section 3(a)(9) of the Exchange Act as modified and used in Section 13(d) and 14(d) thereof, or any group of Persons acting in concert.

(y)	“Plan” means this Processa Pharmaceuticals 2019 Omnibus Incentive Plan, as it may be amended from time to time.

(z)	“Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(aa)	“Restricted Stock Unit” means the right to receive a Share or a cash payment, the value of which is equal to the Fair Market Value of one Share.

(bb)	“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

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(cc)	“Share” means a share of Stock.

(dd)	“Stock” means the common stock of the Company, par value $0.0001 per share.

(ee)	“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ff)	“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

(gg)	“Termination” means cessation of employment by, or service to, the Company or an Affiliate for any reason. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i)	the date of a Participant’s Termination shall be the date the Participant ceases to perform services for the Company or an Affiliate, without regard to whether the Participant thereafter continues to receive any compensatory payments or is paid salary in lieu of notice of Termination, and shall disregard any notice or severance period that the Participant may be entitled to receive;

(ii)	a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have experienced a Termination;

(iii)	a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s Termination with the Company and its Affiliates;

(iv)	a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have experienced a Termination until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(v)	a Participant employed by an Affiliate will be considered to have experienced a Termination when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s Termination triggers the payment of compensation under such Award, then the Participant will be deemed to have experienced a Termination upon their “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of their “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

3.	Administration.

(a)	Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

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(b)	Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to either a subcommittee consisting of one or more Committee members or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board or sub-committee of the Committee consisting entirely of Non-Employee Directors who also qualify as “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)	No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4.	Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5.	Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 14(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

6.	Shares Reserved under this Plan.

(a)	Plan Reserve. Subject to adjustment as provided in Section 16, the maximum number of Shares reserved for issuance pursuant to Awards granted under this Plan is 10,800,000 Shares, all of which may be issued pursuant to the exercise of incentive stock options. In addition, the number of Shares reserved for issuance under this Plan shall automatically increase on January 1st of each year after the Effective Date, commencing on January 1, 2026 and ending on (and including) January 1, 2035, by a number of Shares equal to the lesser of: (i) 5% of the Fully Diluted Shares (as defined below) as of December 31st of the preceding year less the total number of shares reserved for issuance under the Incentive Plan as of such December 31st, or (ii) such other number of Shares as the Board may determine. “Fully Diluted Shares” means an amount equal to the number of shares of all classes of common stock of the Company (x) outstanding, (y) issuable upon exercise, conversion, exchange or settlement of outstanding Awards under this Plan or any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) exercisable for, convertible or exchangeable into, or settleable in, shares of common stock of the Company, or (z) reserved for future grants under this Plan or any other equity incentive or similar plans of the Company. For purposes of calculating the number of Fully Diluted Shares, if the number of shares of common stock subject to an outstanding Award is variable on the applicable date, then the number of shares deemed issuable upon exercise or settlement of the Award shall be the maximum number of shares that could be received under such Award. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.

(b)	Depletion of Reserve. The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may become payable with respect to such Award. For the sake of clarity, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.

(c)	Replenishment of Reserve. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award, or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (A) Shares purchased by the Company using proceeds from Option exercises; (B) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; or (C) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.

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7.	Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8.	Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (b) the number of Shares to which the SAR relates; (c) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (d) the terms and conditions of exercise or maturity, including vesting; (e) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares or a combination thereof.

9.	Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares.

10.	Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.

11.	Dividends and Dividend Equivalent Units.

(a)	Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (i) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (ii) the Award will be settled in cash or Shares; and (iii) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, the same vesting or performance requirements applicable to the related Award must be achieved.

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(b)	Notwithstanding anything in the Plan or an Award to the contrary, no dividends or Dividend Equivalent Units may be paid with respect to an Award that is subject to Performance Goals unless and until such Performance Goals have been satisfied.

12.	Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant other Stock-based Awards, including shares of unrestricted Stock, as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

13.	Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) otherwise transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for transferring the Award.

14.	Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)	Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 14(b), this Plan will terminate on the tenth (10th) anniversary of the date of the Plan’s then-most-recent approval by the Company’s stockholders.

(b)	Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)	the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law; and

(ii)	stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law. Such amendments include, but are not limited to, an amendment to materially increase the number of Shares reserved under Section 6(a) (except as permitted by Section 16) or an amendment that would diminish the protections afforded by Section 14(e).

(c)	Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)	Except as provided in Section 14(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 16 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

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(ii)	Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for Termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii)	Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)	Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 14 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)	Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 16, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)	Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

15.	Taxes.

(a)	Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy such obligation by:

(i)	if cash is payable under an Award, deducting (or requiring an Affiliate to deduct) from such cash payment the amount needed to satisfy such obligation;

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(ii)	if Shares are issuable under an Award, then to the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules) (A) withholding Shares having a Fair Market Value equal to such obligations; or (B) allowing the Participant to elect to (1) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (2) tender back Shares received in connection with such Award or (3) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld under this clause (ii) may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires; or

(iii)	deducting (or requiring an Affiliate to deduct) the amount needed to satisfy such obligation from any wages or other payments owed to the Participant, requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the amount needed to satisfy such obligation.

(b)	No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

16.	Adjustment and Change of Control Provisions.

(a)	Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (as described in Section 6(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

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Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)	Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)	Effect of a Change of Control. To the extent a Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, such agreement shall control. In all other cases, unless provided otherwise in an Award agreement or by the Administrator prior to the date of the Change of Control, in the event of a Change of Control:

(i)	If the purchaser, successor or surviving entity (or parent thereof) so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the purchaser, successor or surviving entity (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s Termination by the successor or surviving entity without Cause, or by the Participant for Good Reason, in either case within twenty-four (24) months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such Termination shall be vested in full or deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such Termination.

(ii)	To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i), then immediately prior to the date of the Change of Control:

A.	each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Committee, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control Price of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award (or for no payment, if there is no such excess);

B.	Restricted Stock, Restricted Stock Units (and any related Dividend Equivalent Units) and Shares that are not then vested shall vest;

C.	all Performance Units (and any related Dividend Equivalent Units) that are earned but not yet paid shall be paid in an amount equal to the value of the Performance Unit, and all Performance Units for which the performance period has not expired shall be cancelled in exchange for a payment equal to the product of: (1) the value of the Performance Units that would have been earned if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period;

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D.	all Cash Incentive Awards that are earned but not yet paid shall be paid, and all Cash Incentive Awards that are not yet earned shall be cancelled in exchange for a cash payment in an amount determined by taking the product of: (1) the amount that would have been due under such Award(s) if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period; and

E.	all other Awards not described above that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

(d)	If the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the per share Change of Control Price. The Change of Control Price shall equal the price paid or deemed paid per Share in the Change of Control transaction as determined by the Administrator. Notwithstanding anything to the contrary in this Section 16(d), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 16(d) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

(e)	Application of Limits on Payments. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel or accountants determine that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 16(e), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

17.	Miscellaneous.

(a)	Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan. No provision in an Award agreement shall limit the Administrator’s discretion hereunder unless such provision specifically so provides for such limitation.

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(b)	Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director.

(c)	No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan. Unless otherwise determined by the Administrator or otherwise provided in any Award agreement, all fractional Shares that would otherwise be issuable under the Plan shall be canceled for no consideration.

(d)	Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e)	Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)	Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as to either make the Award exempt from, or comply with, the provisions of Code Section 409A, and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(g)	Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Maryland, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the County of Howard in the State of Maryland.

(h)	Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i)	Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(j)	Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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199726 Processa Pharmaceuticals Proxy Card Rev2 - Front

**YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.**

2025

**Vote by Internet – QUICK ★★★ EASY**
**IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail**

# PROCESSA PHARMACEUTICALS, INC.

**Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on Eastern Time, on September 1, 2025.**

**INTERNET – www.cstproxyvote.com**
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**MAIL –** Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.**

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

## PROXY CARD

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 2, 3 AND 4.**

Please mark your votes like this **X**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

**Signature**________________________ **Signature, if held jointly**________________________ **Date**____________, **2025**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

199726 Processa Pharmaceuticals Proxy Card Rev2 - Back

2025

## Important Notice Regarding the Internet Availability of Proxy Materials for the 2025 Special Meeting of Stockholders

**The 2025 Proxy Statement and the 2024 Annual Report to Stockholders are available at: https://www.cstproxy.com/processapharmaceuticals/sm2025**

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

# PROCESSA PHARMACEUTICALS, INC.

The undersigned appoints George Ng and Wendy Guy, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of 50,349,149 held of record by the undersigned at the close of business on August 7, 2025 at the Special Meeting of Stockholders of Processa Pharmaceuticals, Inc. to be held on September 2, 2025, or at any adjournment thereof.

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.**

**(Continued and to be marked, dated and signed, on reverse side)**